EXHIBIT 10.10
FORM OF JOINDER AGREEMENT
     This JOINDER AGREEMENT, dated as of _______________ ___, ______ (this “Joinder Agreement”; capitalized terms used herein without definition have the meanings provided in Article I), is entered into by each of CAPELLA HEALTHCARE, INC., a Delaware corporation (the “Company”), CERTAIN BORROWING SUBSIDIARIES (each an “Existing Borrower” and together with the Company, collectively “Existing Borrowers”), CERTAIN GUARANTYING SUBSIDIARIES (each an “Existing Guarantor” and collectively, “Existing Guarantors”) and [NEW SUBSIDARY], a ____________________ [limited liability company/corporation/partnership] (the “Additional Borrower”), to and for the benefit of BANK OF AMERICA, N.A., as agent (in such capacity, the “Agent”) for the Lenders.
RECITALS
     WHEREAS, pursuant to (i) the Loan and Security Agreement, dated as of June 28, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among the Company, the Existing Borrowers, the Existing Guarantors, the Lenders party thereto from time to time, and the Agent and (ii) the other Loan Documents referred to therein, the Secured Parties have agreed to make Credit Extensions and other extensions of credit to or for the benefit of the Loan Parties;
     WHEREAS, pursuant to Section 7.3.3 of the Loan Agreement, the Company and the other Existing Borrowers and Existing Guarantors have agreed to cause the Additional Borrower to execute and deliver this Joinder Agreement and to become a Borrower, a Guarantor and a Credit Party under the Loan Agreement and Security Documents as provided in this Joinder Agreement;
     WHEREAS, the obligations of the Lenders to make Credit Extensions to the Additional Borrower and to continue to make Credit Extensions to the Existing Borrowers under the Loan Agreement are conditioned upon, among other things, the execution and delivery of this Joinder Agreement by the Additional Borrower;
     WHEREAS, the Additional Borrower and the Existing Borrowers and the Existing Guarantors will derive substantial direct and indirect benefit from the Credit Extensions under the Loan Documents to be made or issued by the Lenders and the Issuing Bank to or for the benefit of the Existing Borrowers and/or the Additional Borrower and the other financial accommodations to the Borrowers and their respective Subsidiaries as may be made available by the Secured Parties; and
     WHEREAS, the Additional Borrower is willing to become a Borrower, a Guarantor and a Credit Party under the Loan Documents as hereinafter provided in order to obtain such benefits;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree, for the benefit of each Secured Party, as follows:
ARTICLE I
DEFINITIONS
          1.01. Loan Agreement Definitions. Capitalized terms used in this Joinder Agreement and not otherwise defined herein have the meanings specified in Section 1.1 of the Loan Agreement.
          1.02. Construction. The rules of construction specified in Sections 1.2 through 1.4 of the Loan Agreement also apply to this Joinder Agreement.

ARTICLE II
JOINDER AGREEMENTS; SUPPLEMENTS
          2.01. Loan Agreement. The Additional Borrower agrees to, and does hereby, become a “Borrower”, a “Guarantor” and a “Credit Party” under the Loan Agreement, become bound by the Loan Agreement with the same force and effect as if it were an original party to the Loan Agreement. Each party hereto hereby acknowledges and agrees that each reference in the Loan Agreement to a “Borrower,” a “Guarantor” or a “Credit Party” shall also mean and be a reference to the Additional Borrower.
          2.02. Guaranty. Without limiting the generality of the foregoing, subject to and in accordance with the terms and conditions of Section 15 of the Loan Agreement, the Additional Borrower hereby guarantees all Obligations of each Credit Party to the Secured Parties arising under the Loan Agreement and any other Loan Document.
          2.03. Security Interests. Without limiting the generality of the foregoing, subject to and in accordance with the terms and conditions of Section 7 of the Loan Agreement, the Additional Borrower hereby assigns and pledges to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, as security for the payment or performance in full of the Obligations of the Additional Borrower, a security interest in all right, title and interest of the Additional Borrower in, to and under any and all of the Collateral now owned or at any time hereafter acquired by such Additional Borrower or in which such Additional Borrower now has or at any time in the future may acquire any right, title or interest.
          2.04. Representations and Warranties. The Additional Borrower represents, warrants, acknowledges and affirms with respect to itself and its properties, that each of the representations and warranties contained in the Loan Agreement and the other Loan Documents as it relates to the Additional Borrower is true and correct in all material respects as of the date hereof, with the same effect as though such representation had been made on and as of the date hereof after giving effect to the joinder of the Additional Borrower as an additional Subsidiary, Guarantor and Credit Party under the Loan Agreement and the other Loan Documents.
          2.05. Loan Documents. The Additional Borrower (a) agrees to be obligated and bound by all the terms, provisions and covenants under each of the Loan Documents which are binding on each Existing Borrower and each Existing Guarantor and (b) represents and warrants that each of the representations and warranties contained in the Loan Agreement as it relates to the Additional Borrower is true and correct in all material respects as of the date hereof, with the same effect as though such representations had been made on and as of the date hereof after giving effect to the joinder of the Additional Borrower as a Borrower, a Guarantor and a Credit Party under the Loan Agreement.
          2.06. Acknowledgement. The Company, each Existing Borrower and each Existing Guarantor, hereby acknowledges and consents to the Loan Documents, as supplemented by this Joinder Agreement, and confirms and ratifies in all respects the Obligations of each such Borrower and each Guarantor under the Loan Agreement, as so supplemented, which shall remain in full force and effect. The Company and each Guarantor hereby (i) confirms and ratifies in all respects its Obligations under the guaranty set forth in Section 15 of the Loan Agreement, and (ii) acknowledges and agrees that such guaranty obligations remain in full force and effect, enforceable against the Company in accordance with their terms.
          2.07. Borrower Agent. The Additional Borrower hereby appoints the Company as representative and agent for all purposes under the Loan Documents as further specified in Section 4.4 of the Loan Agreement.

Joinder Agreement

ARTICLE III
DELIVERIES
          3.01. Deliveries. The following items are delivered to the Agent herewith, each of which shall be in form and substance reasonably satisfactory to the Agent. The obligation of the Issuing Bank and each Lender to make Credit Extensions to the Additional Borrower or any further Credit Extensions to the Existing Borrowers is subject to the satisfaction or waiver of the following conditions.
               (a) The Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Senior Officer of the signing Credit Party, if applicable, each dated as of the date hereof (or, in the case of certificates of governmental officials, a recent date before the date hereof) and each in form and substance reasonably satisfactory to the Agent and each of the Required Lenders:
(i)	executed counterparts of this Joinder Agreement;

(ii)	revised Notes executed by the Borrowers in favor of each Lender that received a Note on the Closing Date or requests a Note in connection herewith;

(iii)	with respect to the Additional Borrower, Agent shall have received, in proper form for filing or recording, all filings or recordations necessary to perfect its Liens in the Collateral, as well as UCC and Lien searches and other evidence satisfactory to Agent that such Liens are the only Liens upon the Collateral, except Permitted Liens;

(iv)	Agent shall have received duly executed amendments and joinders for each existing Government Receivables Deposit Account, Private Deposit Account, Concentration Account and related lockbox to include the Deposit Accounts of the Additional Borrower, or new Deposit Account Control Agreements for the Deposit Accounts of the Additional Borrower, in form and substance, and with financial institutions, satisfactory to Agent, in each case to the extent required under the Loan Agreement;

(v)	Agent shall have received a certificate, in form and substance satisfactory to it, from a knowledgeable Senior Officer of the Borrower Agent certifying that, after giving effect to the Joinder Agreement, (i) the Credit Parties, taken as a whole, are Solvent; (ii) no Default or Event of Default exists; (iii) the representations and warranties set forth in Section 9 are true and correct; and (iv) each Credit Party has complied with all agreements and conditions to be satisfied by it under the Loan Documents;

(vi)	Agent shall have received a certificate of a duly authorized officer of the Additional Borrower, certifying (i) that attached copies of the Additional Borrower’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of this Joinder Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified, revoked or contradicted by any other resolution; and (iii) to the title,

Joinder Agreement

name and signature of each Person authorized to sign the Joinder Agreement and other Loan Documents. Agent may conclusively rely on this certificate until it is otherwise notified by the Additional Borrower in writing;

(vii)	Agent shall have received a written opinion of Waller Lansden Dortch & Davis, LLP as counsel to the Credit Parties, in form and substance reasonably satisfactory to Agent;

(viii)	Agent shall have received copies of the charter documents of the Additional Borrower, certified by the Secretary of State or other appropriate official of the Additional Borrower’s jurisdiction of organization. Agent shall have received good standing certificates for the Additional Borrower, issued by the Secretary of State or other appropriate official of such Credit Party’s jurisdiction of organization and each jurisdiction where the Additional Borrower’s conduct of business or ownership of Property necessitates qualification;

(ix)	Agent shall have received copies of policies or certificates of insurance for the insurance policies carried by the Additional Borrower, all in compliance with the Loan Documents;

(x)	Agent shall have completed its business, financial and legal due diligence of the Additional Borrower. No event or condition shall have occurred since August 10, 2010 that has had or could reasonably be expected to have a Material Adverse Effect;

(xi)	Borrowers shall have paid all fees and expenses to be paid to Agent and Lenders on the date hereof; and
               (b) all requisite material governmental authorizations and third party consents and approvals necessary in connection with entering into this Joinder Agreement and the other Loan Documents by the Additional Borrower shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect; all applicable waiting periods for governmental authorizations in connection therewith shall have expired without any action being taken by any Governmental Authority, and no Law shall be applicable in the judgment of the Agent, in each case that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

Joinder Agreement

ARTICLE IV
MISCELLANEOUS
          4.01. Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by telecopies to each party hereto at the address set forth in Section 14.3 of the Loan Agreement (with any notice to the Additional Borrower being delivered to it in care of the Company). All such notices and other communications shall be deemed to be given or made at the times provided in Section 14.3 of the Loan Agreement.
          4.02. Amendments, etc.; Successors and Assigns.
               (a) No amendment to or waiver of any provision of this Joinder Agreement or of the Loan Documents, as supplemented by this Joinder Agreement, nor consent to any departure by the Additional Borrower herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, with respect to any such amendment, by the Additional Borrower or the Company on behalf of the Additional Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
               (b) This Joinder Agreement and each other instrument delivered in connection herewith or therewith shall be deemed to be a “Loan Document” under the Loan Agreement, and each of this Joinder Agreement and the other Loan Documents, as supplemented by this Joinder Agreement, shall be binding upon the Additional Borrower and its successors, transferees and assigns and shall inure to the benefit of the Agent and each other Secured Party and their respective successors, transferees and assigns; provided, however, that the Additional Borrower may not assign its obligations hereunder or under any of the Loan Documents, as supplemented by this Joinder Agreement, without the prior written consent of the Agent and any Lenders required under the Loan Agreement.
          4.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Additional Borrower in each Loan Document, as supplemented by this Joinder Agreement, and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Joinder Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Joinder Agreement, regardless of any investigation made by the Agent or any Lender or on its behalf and notwithstanding that the Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Loan Agreement, and shall continue in full force and effect (provided that all representations and warranties shall be as of the date made or deemed made) until Full Payment of the Obligations.
          4.04. Agent Appointed Attorney-in-Fact. The Additional Borrower hereby appoints the Agent the attorney-in-fact of the Additional Borrower for the purpose of carrying out the provisions of Section 8.7 of the Loan Agreement and, upon the occurrence and during the continuance of an Event of Default, taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes thereof, which appointment is irrevocable and coupled with an interest, all as provided in Section 8.7 of the Loan Agreement.
          4.05. Waivers. No failure or delay by the Agent or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. Without limiting

Joinder Agreement

the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances.
          4.06. Severability. If any provision of this Joinder Agreement or any other Loan Document, as supplemented by this Joinder Agreement, is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Joinder Agreement or such other Loan Document shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions, with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          4.07. Counterparts, Integration, Effectiveness. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement and the other Loan Documents, as supplemented by this Joinder Agreement, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Joinder Agreement shall become effective as to the Additional Borrower when it shall have been executed by the Additional Borrower and when the Agent shall have received counterparts hereof bearing the signature of the Additional Borrower. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.
          4.08. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Joinder Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Joinder Agreement.
          4.09. GOVERNING LAW; JURISDICTION; ETC.
               (a) GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
               (b) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. Sections 14.15 and 14.16 of the Loan Agreement are incorporated herein by reference, as though restated herein in their entirety.
          4.10. ENTIRE AGREEMENT. THIS JOINDER AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS SUPPLEMENTED BY THIS JOINDER AGREEMENT, AND THE OTHER INSTRUMENTS DELIVERED IN ACCORDANCE HEREWITH AND THEREWITH, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEOUS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
          4.11. USA PATRIOT ACT. The Agent and Lenders hereby notify the Additional Borrower that pursuant to the requirements of the Patriot Act, the Agent and Lenders are required to obtain, verify and record information that identifies the Additional Borrower, including its legal name,

Joinder Agreement

address, tax ID number and other information that will allow Agent and Lenders to identify it in accordance with the Patriot Act. The Agent and Lenders will also require information regarding each personal guarantor, if any, and may require information regarding Borrowers’ management and owners, such as legal name, address, social security number and date of birth.
[Signature Pages Follow.]

Joinder Agreement

     IN WITNESS WHEREOF, the parties hereto have duly executed this Joinder Agreement as of the day and year first above written.

ADDITIONAL BORROWER [NEW SUBSIDIARY], a ____________________ [limited liability company/corporation/partnership]
By:
	Name:	Denise W. Warren
	Title:	Vice President and Treasurer
	Address:	Capella Healthcare, Inc. 501 Corporate Centre Drive, Suite 200 Franklin, Tennessee 37067-2662 Attn: Denise W. Warren

EXISTING BORROWERS: CAPELLA HEALTHCARE, INC., a Delaware corporation
By:
	Name:	Denise W. Warren
	Title:	Senior Vice President, CFO and Treasurer
	Address:	Capella Healthcare, Inc. 501 Corporate Centre Drive, Suite 200 Franklin, Tennessee 37067-2662 Attn: Denise W. Warren

[CURRENT LIST OF SUBSIDIARY BORROWERS]
By:
	Name:	Denise W. Warren
	Title:	Vice President and Treasurer
	Address:	Capella Healthcare, Inc. 501 Corporate Centre Drive, Suite 200 Franklin, Tennessee 37067-2662 Attn: Denise W. Warren

Signature Page
Joinder Agreement

AGENT: BANK OF AMERICA, N.A., as Agent
By:
	Name:	Steven L. Hipsman
	Title:	Senior Vice President
	Address:	Bank of America, N.A. 300 Galleria Parkway, Suite 800 Atlanta, Georgia 30339 Attention: Portfolio Manager Facsimile: 404.607.3277

Signature Page
Joinder Agreement

ACKNOWLEDGMENT:
     Each Credit Support Party hereby acknowledges receipt of, and consents to, the Joinder Agreement and confirms and agrees that (i) the Additional Borrower shall become a party to and be obligated and bound by all the terms, provisions and covenants under each of the Loan Documents and (ii) all Obligations of the Additional Borrower shall be “Secured Obligations” as defined in the Joint Venture Subsidiary Security Documents.

CREDIT SUPPORT PARTIES: [LIST OF CURRENT CREDIT SUPPORT PARTIES]
By:
	Name:	Denise W. Warren
	Title:	Vice President and Treasurer
	Address:	Capella Healthcare, Inc. 501 Corporate Centre Drive, Suite 200 Franklin, Tennessee 37067-2662 Attn: Denise W. Warren

Signature Page
Joinder Agreement